THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Brian A. Berris

Director

David R. Bock[1]

Director

Jean-Marc Boillat[2]

Director

Richard A. Brealey[1,3]

Director

Alexandre de Takacsy

President

Director

Claude W. Frey

Director

Claus Helbig[1]

Director

R. Clark Hooper[4]

Director

Paul Hottinguer

Director

Rudolf Millisits

Chief Executive Officer

Philippe R. Comby,

CFA, FRM

Chief Financial Officer

Vice President

James Downey

Secretary

Scott Rhodes

Assistant Treasurer

Patrick J. Keniston

Chief Compliance Officer

Director Emeritus

Eric R. Gabus[5]

Baron Hottinger[5]

[1] Audit Committee Member [2] Governance/Nominating Committee Chair	[3] Pricing Committee Chair [4] Audit Committee Chair [5] Non-remunerated

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to Groupe Banque Hottinger & Cie SA.

Groupe Banque Hottinger & Cie SA dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. Groupe Banque Hottinger & Cie SA has remained under the control of the Hottinger family through seven generations. Its headquarters are in Zurich with offices in Geneva, Sion, Basel, Brig and New York.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Global Economic Review

During the third quarter, central banks took decisive policy actions, including a further round of Quantitative Easing (“QE”) in the United States by the Federal Reserve Board (“FRB”) and a sovereign bond buying initiative by the European Central Bank (“ECB”), which, for the first time, attempted to provide a back stop for the euro. The excess liquidity from these actions, however, had a tendency to inflate the value of risky assets as well as commodity prices.

In spite of the efforts of the central banks, the International Monetary Fund perceived an alarmingly high risk of a steeper global slowdown and cut forecasts for global economic growth to 3.3% in 2012 and 3.6% in 2013, down from its second quarter estimates of 3.5% and 3.9%, respectively. Eurozone forecasts for 2013 were cut even more, from 0.7% to 0.2%. Amidst the negative economic growth data, there are, nonetheless, encouraging signs that the global economy may be in the early stages of a bottoming process even though U.S. and European households continue to delever, while governments of Southern European peripheral countries need to start a similar process.

In the U.S., the FRB exceeded market expectations with a promise to purchase an additional $40 billion per month in mortgage-backed securities (“MBS”) until the outlook for the domestic labor market improves, while extending its zero policy rate guidance from the end of 2014 to mid-2015. By lowering returns on U.S. Treasury secu-

rities and MBS, the FRB is seeking to encourage market participants to reposition themselves in riskier investments, such as equities, corporate bonds and commodities. Another encouraging trend comes from the potential re-industrialization in the U.S. manufacturing sector, where domestic companies may have greater ability to compete in the global sphere. U.S. companies should be able to leverage their use of shale gas and oil to lower their costs of raw materials and energy and commercialize production on a larger scale than their non-U.S. competitors.

In the Eurozone, the tough measures aimed at achieving fiscal policy consolidation, particularly in the Southern European countries, are continuing to have a dampening economic effect. The gloomy economic activity motivated the ECB to further expand its balance sheet as a result of its promised Outright Monetary Transactions (“OMT”) program. Unlike previous plans, however, any subsequent bond buying by the ECB will no longer give it seniority over private investors in the event of an issuer default. In a related matter, the German Constitutional Court deemed the European Stability Mechanism (“ESM”) to be legal, although German liabilities under the ESM will be capped at 190 billion euros. From a Spanish debt crisis standpoint, the country is now caught between taking a rescue package, which could threaten the integrity of the country, or resisting financial aid and watching the risk premium on Spanish sovereign and corporate debt potentially spiral out of control. The current administration is seeking to negotiate a rescue package with minimal ERB

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

supervision and limited austerity demands. In Greece, the country again has fallen behind on its structural and fiscal reform commitments, and the probability of an exit from the Eurozone remains high.

Although risky assets performed strongly in the third quarter, those gains could pause in the very short-term. But the downside risk is likely to be limited, given that U.S., Japanese and European central banks have taken a more proactive accommodative stance. The ERB’s commitment to buy as much government bonds as necessary in order to stabilize borrowing costs should considerably reduce the risk of another round of economic turmoil in the Eurozone.

Chinese economic data improved slightly during the third quarter. The Chinese government sought to stimulate growth through carefully targeted infrastructure projects (i.e., subway, highway and railway projects) that accounted for 1.7% of gross domestic product (“GDP”) growth. The expectation of more spending and gradual monetary expansion in China also should help moderate fears of a hard landing, even if the more accommodative stance may be delayed due to a leadership transition in the fourth quarter of 2012.

The third quarter rally in global equity markets was driven largely by improved investor confidence resulting from the actions of the central banks and an expansion in equities’ valuation multiples, despite a weak economic backdrop. The U.S. equity markets have performed strongly in 2012, reflecting that fundamentals are better in the U.S. than in other developed economies. News flow has been positive in the Eurozone and equity prices have bounced back strongly as well. Valuations of equity markets remain moderate, although obviously not as cheap as they were at the start of the year, with U.S. stocks approaching mid-cycle valuation levels in terms of price-to-earnings and price-to-book ratios.

Going forward, the main risks will come from the approaching U.S. fiscal cliff when automatic tax increases and government spending cuts will constitute approximately 4% of U.S. GDP if not mitigated. In the Eurozone, protests against austerity measures and failures to meet targets have the potential to reinforce recessionary conditions. Significant political tensions are likely to prevail regarding the Eurozone banking union’s framework and delays in implementing the ECB bond-buying program.

Swiss Economic Review

Switzerland remains the most economically competitive country in the world for the fourth year in a row, based on the World Economic Forum 2012-2013 Global Competitiveness Index, supported by its greatest strengths such as innovation, an efficient labor market, a sophisticated business sector and its high quality research institutions.

After a strong first quarter, Swiss GDP growth contracted in the second quarter

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

falling by 0.1% quarter-over-quarter, while increasing 0.5% year-over-year. Noticeably, growth rates for the preceding few quarters were revised materially downward by the State Secretariat for Economic Affairs. Momentum in the domestic economy remained well in place with private spending up 0.3% sequentially. Low interest rates, sustained housing prices, continued immigration of a highly skilled labor force and a robust labor market supported domestic demand, which then drove a strong expansion of imports. By contrast, gross fixed investments stagnated despite investment in construction rising by 1%. Exports also were negatively impacted by weak global demand particularly affecting the chemicals, machinery, equipment and electronics sectors, while precision instruments, watches and vehicles recorded positive growth.

Based on the fading momentum of global economic growth, the Swiss Government and the Swiss National Bank (“SNB”) lowered their 2012 growth outlook from 1.5% to 1%, and forecast GDP growth of 1.4% in 2013. The Swiss business sector continues to face a challenging environment, with the August Purchasing Managers Index (“PMI”) falling short of market expectations at 46.7 (below the 50 threshold). An ongoing backlog of orders also implies a further contraction in corporate activity. Furthermore, capacity utilization remained well below its long-term average with Swiss producers continuing to face the lasting effects of a strong Swiss franc. While the PMI signaled a contracting Swiss business sector, the KOF leading indicator remained well above its long-term average, offsetting weakness in the PMI.

The SNB’s decision to cap the exchange rate of the Swiss franc at 1.20 euros has resulted in a 50% expansion of its foreign exchange reserves over the past year to 421 billion Swiss francs (more than 70% of Swiss GDP). This pressure has eased recently, but the SNB may continue to build reserves so long as inflation remains contained. The SNB revised its 2012 and 2013 inflation forecasts downward from -0.5% to -0.6% and +0.3% to +0.2%, respectively. Moreover, credit growth has not surged despite unprecedented loose monetary conditions. Against this economic backdrop, SNB continued to maintain its monetary framework for another quarter keeping the minimum exchange rate at 1.20 while leaving the Swiss franc-LIBOR target band unchanged at 0.0%-0.25%. From a risk standpoint, the SNB continues to view Swiss economic growth to be skewed to the downside on the margin as concerns about the Swiss residential mortgage and real estate markets are still present. The U.S. dollar slightly suffered in the third quarter following the QE announcement by the FRB, but all currencies are expected to trade in a fairly tight band against each other in the foreseeable future.

Sector Review

Financials: banks, insurance

So far this year, the banking sector has been trading on the perception of enhanced

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

tail risk, such as an uncontrollable breakup of the Eurozone or defaults of particular peripheral countries. Unlike their U.S. counterparts, European banks have been slow in raising capital to strengthen weak balance sheets and rebuild capital ratios after the financial crisis. Despite some strengthening of European banks’ capital ratios over the last two years, there has been little improvement in terms of their leverage, which, on average, remains at more than 20 times, two times as high as their U.S. peers, while the two largest Swiss banks remain above 35 times. Moreover, as European bank holdings of domestic sovereign bonds have sharply increased in recent years—especially in the Eurozone peripheral countries—this has compounded the negative sovereign-bank feedback loop. As the Eurozone has not yet undertaken any private-sector debt-deleveraging, the current debt ratios remained close to all-time highs, which continue to depress the banking sector.

During the end of July, Italy and Spain faced another liquidity crisis, causing the European banks’ index to reach an all-time low. On September 6th, the ECB announced the OMT bond-intervention plan, which was intended to act as a backstop for the weaker Eurozone peripheral countries. The OMT marks a major paradigm change in policy in the Eurozone and has had a dramatic positive impact on bank shares, while also tightening peripheral European sovereign bond spreads versus German Bunds.

Nevertheless, regulatory pressures on banks’ earnings are continuing, and compounded with the low interest rate environment, are negatively affecting their margins. Moreover, due to the senior debt funding advantage of U.S. and European corporate issuers over banks throughout much of 2012, the disintermediation process accelerated with negative net loan issuances. The weaker real economic growth outlook in the Eurozone, relative capital and leverage weakness as well as technical issues associated with the ECB bond purchase plan, continue to weigh on the bank sector, although technical rebounds are likely to develop as a result of improved market sentiment. For instance, the fixed income segment has been supported by particularly strong volumes. The equity segment also showed stronger activity towards the end of September, which bodes well for positive surprises for the investment banking divisions of the European banks.

During the third quarter, the Fund remained underweight against its primary benchmark, the Swiss Performance Index (“SPI”), in the banking sector. The regulatory mandate for banks to build their capital ratios is likely to constrain the ability of the largest Swiss banks to maintain or increase their dividends, as in most of the improvement in Basel III core Tier 1 ratios is expected to be achieved using risk-weighted reduction strategies. UBS may benefit from an upside to net new money and gross margin in its wealth management unit from current levels. Its trading book has been substantially re-

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

duced, while its Basel III capitalization ratio is being supported by earnings retention. UBS posted solid third quarter results and surprised with a higher-than-expected restructuring plan in its investment banking division. UBS is targeting incremental CHF 3.4 billion annual cost savings with total savings of CHF 5.4 billion by 2015. By focusing its investment banking division on advisory, research, equities, foreign exchange and precious metals and by exiting fixed income to a large extent, UBS aims to deliver gradual capital returns with a total payout ratio above 50% after achieving its future capital plans. On a positive note, operating earnings, especially from the investment banking divisions, for Credit Suisse and UBS may start to improve but at a slower rate that previously forecasted. In particular, Credit Suisse has announced a cost cutting program and capital increase initiatives that are expected to bolster its equity ratios.

The insurance sector has re-rated sharply following the relaxation of Solvency II terms (Swiss Solvency Test as well) and the adjustment by FINMA, the Swiss banking authority, to a swap curve easing the pain for life insurance companies hurt by a very low interest rate environment. Despite the rebound, however, the overall Swiss insurance sector is still attractively valued and trading below book value. So far this year, the sector benefited from a healthy non-life market, while the life insurance market remained challenging. Moreover, the sector is expected to remain strong as dividend levels remain high in a low claims environment. Fund management maintained a neutral weight in the sector against the SPI during the third quarter, while slightly divesting from Zurich Insurance Group (“Zurich”), which is trading at a premium in terms of valuation compared to its peers. Zurich continued to benefit from a favorable growth outlook in the U.S. and in Latin America, while the situation in Europe remained challenging. Zurich’s life insurance unit is likely to be supported by its joint-venture with Santander, which should offer solid growth in Latin America. On the non-life insurance side, management still expects positive pricing power. Zurich still paid the highest dividend (more than 7%) among companies in the Swiss Market Index.

Reinsurance remains the most attractive segment in the insurance sector driven by sustained renewals. Reinsurance rates continued to increase on the back of deteriorating economic growth in the third quarter with quality reinsurance companies (e.g., Swiss Re) pointing to higher rates, while the lower quality companies facing pressure on rates. Since the start of 2012, the claims season has turned out to be benign with the drought affecting the United States over the summer appearing to be manageable. Swiss Re’s new corporate structure (Reinsurance, Admin Re and Corporate Solutions) brought more transparency and flexibility, while investment risks have been reduced with a low risk exposure to Southern Europe. The soft non-life reinsurance market also started to recover in terms of pricing, and these higher volumes allow Swiss Re to deploy some of its excess capital. A special dividend, in addition

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

to the regular dividend, could be paid to shareholders for Swiss Re’s 150 year anniversary. As a result, Fund management maintained the Fund’s overweight position in the company.

Consumer discretionary: personal goods and household goods

The luxury goods sector has been quite volatile in Europe, including Switzerland. Investors continue to scrutinize data ranging from retailers’ inventories in China, to industry reports like the monthly Swiss watch exports figures, and finally to earnings reports from the companies themselves in order to assess the level of slowdown in final demand from emerging markets. Sales in Hong Kong and mainland China continued to weaken over the quarter, however the weakness of the euro shifted part of that demand back to Europe. Asian tourists, when buying in Europe, have benefited from up to 30% lower prices compared to local prices in China due mostly to currency fluctuations. While Swatch and Richemont are still reporting strong numbers, earnings releases from Burberry, LVMH and Rémy Cointreau have been meaningfully affected by a reduction in demand for luxury items. Fund management has taken a differentiated approach to this sector. The Fund’s position in Richemont has been increased as Management believes in the broad scope of Richemont’s portfolio of products and its geographical exposure as well as the strength of its brands. The Fund’s position in Swatch, on the other hand, was sold after the end of the quarter under review.

The Fund’s position in Dufry has been increased in order to take advantage of the reported slowdown in Brazil during the second quarter of this year, which created a buying opportunity into an attractive structural growth company with strong emerging markets exposure (>60%). Fund management believes Dufry remains a leading industry consolidator. The company has exposure to a rising middle class in South America, a globally diversified concession portfolio and its corporate cash generation is strong. The company’s management has demonstrated great continuity and consistency in meeting its own expectations as well as those of the market. While facing some risks in Brazil, Dufry’s valuation seems compelling, particularly in view of its superior earnings growth and the double-digit discount to historical EV/EBITDA multiples.

Industrials Goods and Services

Companies in the service business or entities with strong brands have been able to maintain high margins and high returns on invested capital despite the global economic slowdown over the last few years, reflecting good competitive positioning in attractive markets. Other businesses continue to suffer from a lack of pricing power, vulnerability to increases in raw material costs and to swings in currencies. Operating margins for those companies are at historical lows and, despite cost cutting and acquisitions, they are not

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

seeing any current improvements. Sales progression remains uneven and relies primarily on big projects. Despite the massive monetary easing taking place globally, investment activity, especially from corporations, remains subdued overall. As a result, Fund management has been reducing the Fund’s exposure to smaller industrial companies, primarily in the machinery sector.

In this environment, Fund management has increased the Fund’s exposure to more service oriented companies, like SGS, and to companies with above average growth in their end market, such as Sulzer. This company, with its engineered pumps business, process technology and separation towers, benefits from increased activity in upstream and downstream operations in the oil and gas industries. On the negative side, however, the company has been hampered as the power generation market is not recovering as fast as forecasted.

Construction and Materials

The Fund started to increase its net exposure to the sector with additional investments in Geberit and Holcim, which more than offset reductions in the Fund’s investments in Sika and Belimo. Overall, the average market capitalization of the Fund’s holdings in the sector went up as well.

With Geberit, Fund management is looking to gain exposure to the recovery of German real estate prices. In addition, continued investments by the company in its brand, as well as increases in marketing and new products lineup, should support sales growth. Meanwhile market expectations for the company’s sales growth are modest and the company’s margins should stay at historical high levels. As drivers for sustainable value creation, Fund management generally prefers a strategy of growing organically by increasing market penetration with product extension and marketing expenditures rather than growing purely by acquisitions.

Despite its strong absolute performance, Holcim’s stock has been the laggard in the global cement sector this year, as investors were seeking margin recovery situations like those of Lafarge and Cemex. Holcim, with the stronger balance sheet in the sector and higher margins to start with, did not have the same opportunity to show as much improvement as its peers. As the recovery phase plays out, Fund management believes that Holcim should start outperforming the sector due to its more defensive nature and better geographical positioning. In addition, pricing trends in the cement industry seem to finally be improving quarter-over-quarter. Holcim’s new CEO is tackling the company’s cost base to raise margins and to increase the currently depressed return on investment capital bringing it closer to the company’s cost of capital. The company has about 5% sales exposure to U.S. residential construction and another 10% exposure to U.S. infrastructure spending where the renewal of the highway bill should help. The Indian market is recovering, at least in terms of margin, and the company’s South American

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

business is steady. Europe, however, continues to be a challenge. Holcim also has little exposure to China and therefore at this point is not affected by the negative pricing effect of the excess capacity in that country.

Healthcare: Pharmaceuticals; medical technology; biotechnology

The mix of high yield, accelerating growth and attractive valuations continued to be the drivers of the stronger performance of global healthcare indices. With a positive total return of 7.4% (in U.S. dollars) and a three-month annualized volatility of 11%, the MSCI World Healthcare Index marginally outperformed global markets. Within the pharmaceutical sector, the return of European stocks varied considerably. The Swiss blue chips, Novartis and Roche, delivered decent performance of 8.8% and 7.4%, compared with 6.7% for the SPI.

Pharmaceuticals remain cheap compared to other defensive sectors. Compared to consumer staples, the European pharmaceutical sector trades at a 30% discount. The fundamentals of the industry are improving and should further support the re-rating of the sector. The peak of patent expiry was estimated at US$12 billion in 2012 and is expected to decline steadily each year thereafter. Globally, product pipelines have improved with the increase in the number of late stage product candidates and sales potential of drug candidates exceeding patent expiration on a risk adjusted basis for the next eight years. Also, emerging markets represent a new source of growth for consumer health, generics and vaccines business that are less dependent on patent protection. On the other hand, the pricing environment in developed countries should continue to deteriorate, with price reduction of about 5% in Western Europe. Globally, market expectations for the European pharmaceutical companies were realistic, and the quarterly figures did not disappoint. Top line growth should continue to expand at mid-single digits in local currency terms in 2012.

Novartis’ figures for the third quarter were negatively impacted by the expiration of the patent for Diovan (high blood pressure) and weaker numbers for the Sandoz generic activities and the consumer health division. At the corporate level, net sales were down 6% with a negative currency impact of 5% as a result of the strength of the Swiss franc. The strong volume growth rate (8%) of the pharmaceutical division was neutralized by the drag of the generics division and to a less extends by pricing pressure. With respect to newly launched products, including Lucentis, Gilenya, Afinitor and Tasigna, the company has rejuvenated its pipeline and limited its exposure to price erosion.

Roche made considerable progress during the quarter, as demonstrated by the clinical success rate on its pharmaceutical division and in particular in the oncology franchise. With innovative products in the pipeline (Perjeta and T-DM1 in breast cancer), Roche is building for long term suc-

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

cess in cancer medicines and has the potential for future growth. Sales in the pharmaceutical division rose 4% (in Swiss francs) for the first three quarters mainly due to the oncology portfolio, which grew at 9%, driven by top-selling medicines Rituxan, Herceptin and Avastin. Additional key products in the anti-viral space (Pegasys) and rheumatoid arthritis (Actemra) continue to deliver strong growth rate while the diagnostic division is progressing at a decent rate of 4% (in Swiss francs).

During the quarter, Fund management maintained the Fund’s position in Roche and Novartis, but doubled the Fund’s exposure to Actelion. During the quarter, Actelion outperformed the SPI by 14%, primarily due to the market’s anticipation of the submission of Macitentan (pulmonary arterial hypertension) to the U.S. Food and Drug Administration. If approved, the drug should replace Tracleer, generating 87% of total revenues.

The Fund also initiated a position in the medical technology company Sonova. The launch of three hearing head products in the premium, advance and standard segments based on the company’s new Quest platform should be a driver of performance. Also, the U.S.-based company Advanced Bionics, which was acquired by Sonova in 2009, is well positioned in the cochlear implants market. Innovation is a driving force in the hearing aid industry and Sonova should be able to maintain its technical leadership in the sector.

Chemicals

During the third quarter, the chemical sector was the strongest performer in Europe with a total quarterly return of 13.5%. The sector is likely to remain attractive, as companies with good pricing power should be able to pass on higher material costs. In addition, the sector has defensive characteristics through the agribusiness segment and high consumer end market exposure. The Fund profited from its sale of Clariant, a specialty chemical company, and increased its position in Syngenta, an agribusiness company. Despite the increased currency headwind for the second part of the year, Syngenta is active in crop protection and seeds, and should continue to benefit from a favorable pricing environment. Latin American activity is experiencing another record season driven by elevated soybean prices and higher investments in Brazil and Argentina. Europe, Middle East and Africa stagnated mostly due to unfavorable weather conditions, which negatively impacted volume in the crop business. Globally, the company’s profitability evolution for the year is reassuring and is driven by strong operational leverage.

Private Equity and Other Illiquid Investments

The Fund did not invest in any new illiquid direct investments or private equity funds in the third quarter. The Fund’s total investment in its two limited partnership holdings, Aravis Biotech II, LP and Zurmont Madison Private Equity, LP represented 3.81% of the Fund’s net assets as of

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Letter to Stockholders (continued)

September 30th, while the Fund’s illiquid direct investments represented 3.49% of net assets as of September 30th.

Performance Review and Strategy

During the summer, the Fund’s performance did not keep pace with its primary benchmark, the SPI. Year-to-date, the issues affecting the Fund’s relative performance to the SPI boil down to the drag of the Fund’s private equity portfolio in an up-trending public market, the underperformance of smaller industrial companies and very volatile trading conditions in larger companies in economically-sensitive sectors, making investment timing more difficult. On the other hand, the Fund’s stock selection did not suffer from any specific company’s negative performance. The Fund’s sector allocation, however, was a bit too conservatively-oriented and the Fund missed out on some of the rally in the construction material and insurance sectors. In addition, regulatory sector weight restrictions have limited the possibility of capturing trading opportunities in the pharmaceutical sector.

The traditional framework for equity investing continues to be challenging as the massive liquidity created by central banks is inflating financial asset prices and, more recently, housing prices, but so far has not created a conducive climate for corporate investments and for economic growth in general. The FRB’s actions, by making fixed-income yields very low, has encouraged companies to use their cash flow for share buy-backs and dividend payments as opposed to investments. Dividend hikes have almost universally given a boost to share prices. On the other hand, while supporting financial asset pricing in the short term, the expansion in the FRB’s balance sheet has increased long term uncertainty for the economy overall and reduced the visibility on the required rate of return for long term projects. Both elements had a negative impact on the investment cycle.

In this environment, market share leaders with pricing power, defensive business models and high growth companies, are sought after by investors almost regardless of their valuation. On the flipside, the cyclical, smaller businesses with low visibility are progressively being abandoned by market participants despite very low capitalization of earnings or book value. In terms of economic sectors, industrial companies have been penalized by the current weak investment climate.

Taking into account the persistence of the massive influence of central banks in the financial investment process, the Fund’s investment strategy has been revisited. Management has been refocusing on larger and mid-sized companies, on defensive growth plays and on recovery investments with strong catalysts as opposed to cyclical sectors attractive on valuation basis only. The Fund’s portfolio has been partially delinked from the investment cycle with more emphasis on consumer, financials and healthcare stocks. Fund management also is

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

implementing complementary trades inside specific sectors. For example in the consumer discretionary sector, Richemont has been preferred to Swatch, in the pharmaceutical sector, Roche has been preferred to Novartis and Transocean has been favored over Weatherford in the energy sector.

In addition, the universe of stocks that the Fund’s management analyzes for investment opportunities, has been reduced as the need to monitor and update investment cases continues to increase due to the higher volatility and volume of incoming data.

Outlook

The U.S. economy should continue to pick up some momentum on the strength in the manufacturing and housing sectors. China’s leaders are trying to implement a soft landing and Europe is making some progress. On the negative side, the amount of debt in the system is still too high, and government budget cuts and tax increases in some parts of Europe will continue to put pressure on the economy. The U.S. election is another factor of uncertainty as its outcome could change the course of current monetary policy and determine how the U.S. fiscal cliff will be addressed. Even though stocks are expected to remain volatile, valuations are supportive for the equity asset class, especially when compared to fixed-income.

Sincerely,

Alexandre de Takacsy

President

Rudolf Millisits

Chief Executive Officer

Indices Performance Comparison
Year to Date January 1, 2012 through September 30, 2012
Performance in Swiss Francs

Swiss Performance Index (SPI)	12.49%

Swiss Helvetia Fund

Based on Net Asset Value	7.99%

Change in U.S. Dollar vs. Swiss Franc	0.50%

Performance in U.S. Dollars

Swiss Helvetia Fund Performance

Based on Net Asset Value	7.44%

Based on Market Price	8.51%

S & P 500 Index	16.44%

MSCI EAFE Index	10.59%

Lipper European Fund Index (10 Largest)	12.43%

Lipper European Fund Universe Average	13.63%

Sources: Bloomberg, Lipper, Morningstar and Citi Fund Services Ohio, Inc.

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THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Peer Group/Indices Performance Comparison in Swiss Francs[1]
	Total return YTD as of 9/30/12	Total return as of year ended December 31
		2011	2010	2009	2008	2007	2006
Swiss Helvetia Fund	7.99%	-11.14%	7.64%	-5.05%	-28.19%	-2.67%	20.56%

Swiss Performance Index (SPI)	12.49%	-7.72%	2.92%	23.18%	-34.05%	-0.05%	20.67%

Swiss Market Index (SMI)	9.43%	-7.77%	-1.68%	18.27%	-34.77%	-3.43%	15.85%

iShares Switzerland[2]	11.42%	-7.60%	3.24%	18.55%	-31.59%	-0.97%	20.02%

CS EF (CH) Swiss Blue Chips[3]	11.99%	-9.74%	1.51%	19.98%	-35.72%	-1.66%	18.78%

UBS (CH) Equity Fund[4]	9.86%	-10.40%	2.18%	22.44%	-33.76%	-2.55%	18.98%

Pictet (CH) Swiss Equities [5]	13.40%	-10.50%	2.07%	27.00%	-36.50%	1.94%	19.37%

Saraswiss (Bank Sarasin)[6]	12.78%	-9.66%	3.71%	18.62%	-34.87%	-2.86%	18.69%

Sources : Bloomberg, management companies’ websites and Citi Fund Services Ohio, Inc.

[1]

Performance of funds is based on changes in each fund’s NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission, are not offered for sale in the United States and are not subject to the same regulatory and investment restrictions as the Fund. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

[2]

Shares of iShares MSCI Switzerland, an open-end exchange-traded fund (ETF), are traded on the NYSE Arca. The fund seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland Index. The index represents Switzerland’s largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland’s publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14, 12/31/05 = 1.32, 12/31/06 = 1.22, 12/31/07 = 1.13, 12/31/08 = 1.06, 12/31/09 = 1.03, 12/31/10 = 0.93, 12/31/11 = 0.94, 9/30/12 = 0.97

[3]

This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quality.

[4]

This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

[5]	This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.
[6]	This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.

Past performance is no guarantee of future results.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

									Cumulative Performance 12/31/96-9/30/12
2005	2004	2003	2002	2001	2000	1999	1998	1997
33.20%	7.75%	22.54%	-20.40%	-22.91%	14.06%	14.70%	15.57%	53.99%	107.65%

35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	139.28%

33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	64.76%

32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	94.70%

32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	79.52%

33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	81.59%

37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	103.45%

33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	71.97%

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited)	September 30, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 91.98%

Banks — 3.07%

91,260	Credit Suisse Group AG Registered Shares	$1,935,318	0.51%
	A global diversified financial service company with significant activity in private banking, investment banking, asset management and insurance service. (Cost $2,015,065)

807,000	UBS AG1 Registered Shares	9,832,039	2.56%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $9,762,573)

		11,767,357	3.07%

Biotechnology — 4.39%

179,200	Actelion, Ltd. Registered Shares	8,977,161	2.34%
	Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $7,757,368)

301,215	Addex Pharmaceuticals, Ltd.[2] Registered Shares	3,637,785	0.95%
	Discovers and develops allosteric modulators for human health. Focus is on diseases of the central nervous system. (Cost $14,144,005)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

3,829,302	Biotie Therapies Oyj[2] Bearer Shares	$2,019,830	0.53%
	Develops drugs that treat dependence disorders, inflammatory diseases, and thrombosis. (Cost $2,118,548)

3,029	NovImmune SA2,3 Common Shares	2,185,212	0.57%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		16,819,988	4.39%

Chemicals — 5.98%

4,400	Givaudan SA Registered Shares	4,178,549	1.09%
	Manufactures and markets fragrances and flavors from natural and synthetic ingredients. (Cost $3,952,933)

50,115	Syngenta AG1 Registered Shares	18,743,799	4.89%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $15,895,248)

		22,922,348	5.98%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Construction & Materials — 4.08%

865	Belimo Holding AG Registered Shares	$1,530,640	0.40%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $577,319)

41,000	Geberit AG Registered Shares	8,921,579	2.32%
	Manufactures and supplies water supply pipes and fittings, installation systems, drainage and flushing systems for the commercial and residential construction markets. (Cost $8,386,321)

55,300	Holcim, Ltd. Registered Shares	3,524,654	0.92%
	One of the largest cement producers worldwide. (Cost $3,505,242)

825	Sika AG Bearer Shares	1,683,709	0.44%
	Leader in processing materials used in sealing, bonding, damping, reinforcing and protecting load-bearing structures with applications for the construction and automotive industry. (Cost $1,537,859)

		15,660,582	4.08%

No. of Shares	Security	Fair Value	Percent of Net Assets

Energy — 1.52%

130,950	Transocean, Ltd. Registered Shares	$5,845,236	1.52%
	Owns or operates mobile offshore drilling units, inland drilling barges and other assets utilized in the support of offshore drilling activities worldwide. (Cost $6,789,456)

		5,845,236	1.52%

Financial Services — 0.43%

11,200	Allreal Holding AG Registered Shares	1,644,605	0.43%
	Develops and manages real estate. Operates as a general contractor offering planning, architect, and construction management services. (Cost $1,595,546)

		1,644,605	0.43%

Food & Beverages — 22.20%

135	Lindt & Sprungli AG Registered Shares	4,876,835	1.27%
	Major manufacturer of premium Swiss chocolates. (Cost $471,625)

1,271,650	Nestle SA1 Registered Shares	80,239,248	20.93%
	Largest food and beverage processing company in the world. (Cost $32,035,825)

		85,116,083	22.20%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — 10.94%

625,700	ABB, Ltd.[1] Registered Shares	$11,744,358	3.06%
	One of the largest electrical engineering firms in the world. Active in industrial automation and in power transmission and distribution. (Cost $11,992,244)

19,060	Bucher Industries AG Registered Shares	3,417,334	0.89%
	Manufactures food processing machinery, vehicles, and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $3,794,813)

14,730	Burckhardt Compression Holding AG Registered Shares	4,376,838	1.14%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $3,721,139)

4,870	Kaba Holding AG Registered Shares	1,901,777	0.50%
Provides mechanical and electronic security systems. Offers individually tailored “Total Access Control” including high-security locking devices for heavy safes, modular access and time management applications, as well as no-contact identification technology.
	(Cost $1,804,119)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

21,944	Kuehne + Nagel International AG Registered Shares	$2,479,733	0.65%
	Number one global sea freight forwarder and number two global air cargo forwarder. Also active in contract logistics and rail and road logistics. (Cost $1,286,640)

3,175	SGS SA Registered Shares	6,527,027	1.70%
	Provides industrial inspection, analysis, testing, and verification services worldwide. (Cost $5,816,646)

78,750	Sulzer AG1 Registered Shares	11,479,836	3.00%
	Manufactures and sells surface coatings, pumps and process engineering equipment. (Cost $10,243,337)

		41,926,903	10.94%

Insurance — 5.50%

135,942	Swiss Re AG Registered Shares	8,744,088	2.28%
	Offers reinsurance, insurance and insurance-linked financial market products. (Cost $6,981,306)

49,575	Zurich Financial Services AG1 Registered Shares	12,354,187	3.22%
	Offers property, accident, health, automobile, liability, financial risk and life insurance and retirement products. (Cost $10,728,114)

		21,098,275	5.50%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Medical Technology — 1.60%

168,000	Kuros Biosurgery AG2,3 Common Shares	$715,046	0.19%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

27,300	Sonova Holding AG Registered Shares	2,761,082	0.72%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $2,533,947)

3,731	Spineart SA2,3 Common Shares	2,659,896	0.69%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,329)

		6,136,024	1.60%

Metals & Mining — 0.77%

190,000	Xstrata PLC Common Shares	2,941,583	0.77%
	A Diversified mining group, explores for and mines copper, coking coal, thermal coal, ferrochrome, vanadium, zinc, gold, lead and silver. (Cost $2,811,173)

		2,941,583	0.77%

No. of Shares	Security	Fair Value	Percent of Net Assets

Personal & Household Goods — 6.24%

288,050	Compagnie Financiere Richemont SA1 Bearer Shares	$17,286,678	4.51%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $15,665,586)

16,650	Swatch Group AG Bearer Shares	6,647,244	1.73%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $5,215,911)

		23,933,922	6.24%

Pharmaceuticals — 24.42%

852,300	Novartis AG1 Registered Shares	52,191,812	13.61%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $22,486,214)

221,600	Roche Holding AG1 Non-voting equity securities	41,429,155	10.81%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs in the area of cardiovascular, infectious, autoimmune and respiratory diseases, dermatology, oncology and other areas.
	(Cost $20,504,703)

		93,620,967	24.42%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Retailers — 0.84%

27,020	Dufry AG2 Registered Shares	$3,240,215	0.84%
	Operates duty-free shops in countries such as Italy, Mexico, France, Russia, the United Arab Emirates, Singapore, the Caribbean and the United States. (Cost $3,291,650)

		3,240,215	0.84%

	Total Common Stocks (Cost $246,113,552)	352,674,088	91.98%

Preferred Stocks — 2.05%

Biotechnology — 1.18%

8,400	Ixodes AG, Series B2,3 Preferred Shares	2,234,518	0.58%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of Lyme disease after a tick bite. (Cost $2,252,142)

3,162	NovImmune SA, Series B2,3 Preferred Shares	2,281,162	0.60%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		4,515,680	1.18%

Industrial Goods & Services — 0.27%

250,447	SelFrag AG, Class A, Series C2,3 Preferred Shares	914,060	0.24%
	Designs, manufactures and sells industrial machines and processes using the selective fragmentation technology. (Cost $1,496,205)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

33,197	SelFrag AG, Class A, Series D2,3 Preferred Shares	$121,159	0.03%
	Designs, manufactures and sells industrial machines and processes using the selective fragmentation technology. (Cost $82,670)

		1,035,219	0.27%

Medical Technology — 0.60%

83,611	EyeSense AG, Series C2,3,4 Preferred Shares	2,294,276	0.60%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		2,294,276	0.60%

	Total Preferred Stocks (Cost $8,900,372)	7,845,175	2.05%

Private Equity Limited Partnerships — 3.81%

	Aravis Biotech Il - Limited Partnership[2,3,4] (Cost $2,359,547)	1,894,454	0.50%

	Zurmont Madison Private Equity, Limited Partnership[1,2,3,4] (Cost $12,481,353)	12,696,497	3.31%

	Total Private Equity Limited Partnerships (Cost $14,840,900)	14,590,951	3.81%

	Total Investments* (Cost $269,854,824)	375,110,214	97.84%

	Other Assets Less Other Liabilities, net	8,296,878	2.16%

	Net Assets	$383,407,092	100.0%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2012

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Illiquid. There is no public market for these securities. Securities priced at Fair Value as determined by the Board’s Pricing Committee. Restricted Securities are not registered under the Securities Act of 1933, as amended. At the end of the period, the aggregate value of these securities amounted to $27,996,280 or 7.30% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007 – November 23, 2011	$2,359,547
EyeSense AG – Preferred Shares C	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
Kuros Biosurgery AG – Common Shares	August 10, 2009 – August 28, 2009	2,516,639
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
SelFrag AG – Class A, Preferred Shares C	December 15, 2011	1,496,205
SelFrag AG – Class A, Preferred Shares D	September 21, 2012	82,670
Spineart SA – Common Shares	December 22, 2010	2,623,329
Zurmont Madison Private Equity, LP	September 13, 2007 – June 28, 2012	12,481,353

		$30,432,349

[4]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities. Details related to affiliated company holdings are as follows:

Name of Issuer	Value as of 12/31/11	Gross Additions	Gross Reductions	Income	Value as of 9/30/12
Aravis Biotech II, LP	$2,294,116	$—	$—	$—	$1,894,454
EyeSense AG, Series C	2,305,807	—	—	—	2,294,276
Zurmont Madison Private Equity, LP	9,253,396	2,002,968	—	—	12,696,497

*	Cost for Federal income tax purposes is $269,886,652 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$121,101,833
Gross Unrealized Depreciation	(15,878,271)

Net Unrealized Appreciation (Depreciation)	$105,223,562

PLC	Public Liability Co.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (concluded)	September 30, 2012

PORTFOLIO HOLDINGS
% of Net Assets
Common Stocks
Pharmaceuticals	24.42%
Food & Beverages	22.20%
Industrial Goods & Services	10.94%
Personal & Household Goods	6.24%
Chemicals	5.98%
Insurance	5.50%
Biotechnology	4.39%
Construction & Materials	4.08%
Banks	3.07%
Medical Technology	1.60%
Energy	1.52%
Retailers	0.84%
Metals & Mining	0.77%
Financial Services	0.43%
Preferred Stocks
Biotechnology	1.18%
Medical Technology	0.60%
Industrial Goods & Services	0.27%
Private Equity Limited Partnerships	3.81%
Other Assets and Liabilities	2.16%

100.00%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed-income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If a current bid price is not available, the Fund uses the mean between the last quoted bid and asked prices. When valuing fixed-income securities that mature within sixty days of acquisition, the Fund uses amortized cost, which approximates fair value.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

Swiss exchange-listed options or options that are not listed at the request of a counterparty are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). Eurex-listed options are valued at their most recent sale price (latest bid for long options and the latest ask for short options), or if there are no such sales, at the average of the most recent bid and asked quotations, or if such quotations are not available, at the last bid quotation in the case of purchased options or the last asked quotation in the case of written options; however, if there are no such quotations, such contracts will be valued using the implied volatilities observed for similar options as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The Fund’s investments of this type have been Fair Valued at $27,996,280, or 7.30% of the Fund’s net assets at September 30, 2012, and are listed in Note 3 to the Schedule of Investments. These investments also are considered Level 3 investments under GAAP as described below.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2012:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$347,113,934	$—	$5,560,154	$352,674,088
Preferred Stock*	—	—	7,845,175	7,845,175
Private Equity Limited Partnerships	—	—	14,590,951	14,590,951

Total Investments in Securities	$347,113,934	$—	$27,996,280	$375,110,214

*	Please see the Schedule of Investments for industry classifications.

The inputs and valuation techniques used to value the exchange-listed corporate convertible bond, classified as a Level 2 security, are based on a pricing service model, which may include consideration of dealer quotes, trade execution data, conversion prices compared to the current market quotation of the underlying stock and, when available, the last sale price on the exchange on which it trades.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies and private equity limited partnerships that invest in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. At September 30, 2012, privately-held companies, except Eyesense AG, Kuros Biosurgery AG and SelFrag AG, were valued based on a market approach using the most recent observable round of financing, which may also have been acquisition cost. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 instruments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in the two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of the Level 3 investments.

Quantitative Information about Level 3 Fair Value Measurements
Type of assets	Fair Value at 9/30/2012	Valuation technique	Unobservable inputs	Range*
Equity venture direct investment
Medical Technology**	$3,009,322	Discounted Cash Flow	Weighted average cost of capital	12%-18%
			Success rate on research and development	60%-90%
			Expected long-term 10-year revenue growth rate	15%-25%
Equity venture direct investment
Industrial Goods & Services***	$1,035,219	Discounted Cash Flow	Weighted average cost of capital	18%-25%
			Success rate on research and development	20%-70%
			Expected long-term 10-15 year revenue growth rate	10%-15%

*	Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the success rate on research and development or the expected long-term 10-year revenue growth rate is accompanied by a directionally similar change in fair value. Conversely, a change in the weighted average cost of capital is accompanied by a directionally opposite change in fair value.
**	Eyesense AG—Preferred Shares and Kuros Biosurgery AG—Common Shares were valued based on this technique.
***	SelFrag AG—Preferred Shares were valued based on this technique. (The inputs range corresponds to different stages of the company’s development.)

The Fund’s policy is to disclose transfers between Levels based on market prices at the reporting period end. For the nine-month period ended September 30, 2012, shares of Biotie Therapies OYJ (“Biotie”), which are publicly traded on the NASDAQ OMX Helsinki Stock Exchange, were transferred from Level 2 to Level 1. The Fund applied a liquidity discount to market quotations for shares of Biotie during a contractual lock-up period that expired on February 2, 2012. Beginning February 2, 2012, Biotie was valued solely based on market quotations.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity	Total
Balance as of December 31, 2011	$7,779,951	$7,699,706	$11,547,512	$27,027,169
Change in Unrealized Appreciation/Depreciation	(2,219,797)	(554,644)	1,040,471	(1,733,970)
Net Realized Gain (Loss)	—	—	—	—
Gross Purchases	—	700,113	2,002,968	2,703,081
Gross Sales	—	—	—	—

Balance as of September 30, 2012	$5,560,154	$7,845,175	$14,590,951	$27,996,280

C. When-Issued and Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The Fund records when-issued or delayed-delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked-to-market daily and, in the case of fixed-income securities, begin earning interest on the settlement date. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a capital gain or loss. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

D. Options

The Fund may buy call options and put options, and may sell (write) covered call options. Options may be entered into on securities in which the Fund may invest and on Swiss stock indices. Option contracts are utilized to manage the Fund’s exposure to changing security prices and, in the case of written options, to generate income. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked-to-market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid and the exposure to the risk that the counterparty would be unable to meet the terms of the contract. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a call option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the option will be exercised and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund did not enter into any option transactions during the nine-month period ended September 30, 2012, and the Fund held no contracts at September 30, 2012.

E. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

F. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Schedule of Investments. Actual results could differ from those estimates.

G. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region exposes the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note  2—Capital Commitments

As of September 30, 2012, the Fund maintains certain illiquid investments in two limited partnerships and one corporation. The Fund’s investments are summarized in the Schedule of Investments. The Fund’s capital commitments and the amounts disbursed to these issuers are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*	Fair Value as of September 30, 2012
Limited Partnerships—International (a)
Aravis Biotech II, LP	$3,458,183	$831,347	$1,894,454
Zurmont Madison Private Equity, LP	14,896,787	1,560,632	12,696,497
Preferred Stock—International
SelFrag AG, Class A, Series D (b)	82,040	82,040	121,159

*	The original capital commitment represents 3,250,000, 14,000,000 and 77,101 Swiss francs for Aravis Biotech II, LP, Zurmont Madison Private Equity, LP and SelFrag AG, respectively. The unfunded commitment represents 781,300, 1,466,682 and 77,101 Swiss francs, respectively. The Swiss franc (CHF)/U.S. dollar exchange rate as of September 30, 2012 was used for conversion and equals 0.9398.

(a)	This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership. If these investments were held, it is estimated that the underlying assets of each limited partnership would be realized over 3 to 4 years.

(b)	The unfunded commitment for this security represents a capital commitment in a future round of financing, which has been approved by shareholders but is contingient upon action by the board of directors of SelFrag AG, on or before December 31, 2013.

THE SCHEDULE OF INVESTMENTS SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS WHICH ARE INCLUDED IN THE FUND’S SEMIANNUAL REPORT OR AUDITED ANNUAL REPORT. THESE REPORTS INCLUDE ADDITIONAL INFORMATION ABOUT CERTAIN SECURITY TYPES INVESTED IN BY THE FUND.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

A Swiss Investments Fund

THE SWISS HELVETIA FUND, INC.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

1-888-SWISS-00

(212) 332-2760

www.swz.com

THE SWISS

HELVETIA

FUND, INC.

www.swz.com

Quarterly Report

For the

Period Ended

September 30, 2012